Exhibit 10.23a

IPSCO Inc.
2005 Form 10-K

2002 Share Option Agreements for Directors

In accordance with the Instructions of Item 601 of Regulation S-K, the registrant has omitted filing the 2002 Share Option Agreements by and between IPSCO Inc. and the following Directors as exhibits to this Form 10-K because, except as noted, they are identical, to the form of Share Option Agreement filed as Exhibit 10.23 with this Form 10-K.

1.  Burton Joyce

2.  Jack Michaels

3.  Roger Tetrault

4.  Gordon Theissen

5.  Allan Olson